RISKS AND UNCERTAINTIES	12 Months Ended
Dec. 31, 2025
EBP 055
EBP, Risk and Uncertainty [Line Items]
RISKS AND UNCERTAINTIES

K.	RISKS AND UNCERTAINTIES
The Plan and the Master Trusts invest in various investment securities. Investment securities are exposed to various risks such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the value of investment securities will occur in the near term, and that such change could materially affect participants’ account balances and the amounts reported in the financial statements. The Plan’s exposure to a concentration of risk is limited by the diversification of investments across various participant-directed investment options. Additionally, the investments within each participant-directed investment option are further diversified into varied financial instruments, with the exception of AECOM common stock, which is a single security.